GENERAL	12 Months Ended
Dec. 31, 2013
GENERAL [Abstract]
GENERAL
NOTE 1:-	GENERAL

a.
Attunity Ltd. (the "Company" or "Attunity") and its subsidiaries develop, market, sell and support information availability software solutions that enable access, sharing, replication, management, consolidation and distribution of data, including Big Data, across heterogeneous enterprise platforms, organizations, and the cloud. In addition, the Company provides maintenance and other related services for its products.

b.
On July 19, 2012, the Company effected a reverse stock split of its ordinary shares of one for four (1:4) (i.e., four ordinary shares, NIS 0.1 nominal value each, were combined into one ordinary share NIS 0.4 nominal value) in connection with the listing of its ordinary shares on NSADAQ Capital Market.

Accordingly, all per share figures or results, stock options or stock option activity and share data presented for 2011 were adjusted to reflect the effects of the reverse stock split.